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                                                                    EXHIBIT 13.1

                       KOWLOON-CANTON RAILWAY CORPORATION
     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1. I, Samuel M.H. Lai, am the Chief Executive Officer (Acting) of Kowloon-Canton Railway Corporation (the "Corporation").

2.   To the best of my knowledge:

     (A) The Corporation's Form 20-F accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

     (B) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: June 30, 2004

                                        /s/ Samuel M.H. Lai
                                        ----------------------------------------
                                        Name:  Samuel M.H. Lai
                                        Title: Chief Executive Officer (Acting)


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT HAS BEEN PROVIDED TO KOWLOON-CANTON RAILWAY CORPORATION AND WILL BE RETAINED BY KOWLOON-CANTON RAILWAY CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.